UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 6, 2023

Freeport-McMoRan Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-11307-01	74-2480931
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

333 North Central Avenue
Phoenix	AZ	85004
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (602) 366-8100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.10 per share	FCX	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

Freeport-McMoRan Inc. (FCX) held its 2023 annual meeting of stockholders on June 6, 2023 (the 2023 Annual Meeting). At the 2023 Annual Meeting, FCX’s stockholders (1) elected each of the twelve director nominees listed below to serve as a director of FCX for a term that will continue until the next annual meeting of stockholders and until his or her successor is elected and duly qualified; (2) approved, on an advisory basis, the compensation of FCX’s named executive officers; (3) approved, on an advisory basis, the frequency of one year for future advisory votes on the compensation of FCX’s named executive officers; and (4) ratified the appointment of Ernst & Young LLP as FCX’s independent registered public accounting firm for 2023.

Of the 1,433,254,947 shares of FCX’s common stock outstanding as of the record date on April 10, 2023, 1,223,280,335 shares were represented in person, including by means of remote communication, or by proxy at the 2023 Annual Meeting. The inspector of election reported the final vote of stockholders as follows:

Proposal No. 1: Election of twelve directors.

Name	Votes For	Votes Against	Abstentions	Broker Non-Votes
David P. Abney	1,107,693,223	12,876,999	2,338,044	100,372,068
Richard C. Adkerson	1,080,987,715	38,962,289	2,958,262	100,372,068
Marcela E. Donadio	1,096,961,912	23,617,960	2,328,394	100,372,068
Robert W. Dudley	1,111,795,219	8,757,703	2,355,344	100,372,068
Hugh Grant	1,114,802,996	5,735,796	2,369,475	100,372,068
Lydia H. Kennard	1,100,399,402	20,234,623	2,274,241	100,372,068
Ryan M. Lance	1,117,424,306	3,116,302	2,367,658	100,372,068
Sara Grootwassink Lewis	1,115,476,798	5,114,881	2,316,588	100,372,068
Dustan E. McCoy	1,028,412,198	32,388,865	62,107,204	100,372,068
Kathleen L. Quirk	1,111,470,123	9,152,949	2,285,195	100,372,068
John J. Stephens	1,114,674,535	5,359,980	2,873,751	100,372,068
Frances Fragos Townsend	1,096,116,603	24,510,565	2,281,099	100,372,068

Proposal No. 2: Approval, on an advisory basis, of the compensation of FCX's named executive officers.

Votes For	Votes Against	Abstentions	Broker Non-Votes
1,082,629,419	35,592,118	4,686,729	100,372,068

Proposal No. 3: Approval, on an advisory basis, of the frequency of future advisory votes on the compensation of FCX’s named executive officers.

Votes For 1 Year	Votes For 2 Years	Votes For 3 Years	Abstentions	Broker Non-Votes
1,100,629,638	1,696,173	17,797,707	2,784,748	100,372,068
Consistent with the results of the vote on Proposal No. 3 and the recommendation of FCX’s Board of Directors, FCX has decided to hold an advisory vote on the compensation of its named executive officers every year until the next required stockholder vote on the frequency of future advisory votes on the compensation of FCX’s named executive officers.

Proposal No. 4: Ratification of the appointment of Ernst & Young LLP as FCX's independent registered public accounting firm for 2023.

Votes For	Votes Against	Abstentions	Broker Non-Votes
1,192,269,475	28,480,860	2,529,999	N/A

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Freeport-McMoRan Inc.

By: /s/ Douglas N. Currault II
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Douglas N. Currault II
Senior Vice President and General Counsel
(authorized signatory)

Date: June 7, 2023